Plan of Conversion and Reorganization	6 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Plan of Conversion and Reorganization

5. PLAN OF CONVERSION AND REORGANIZATION

On September 4, 2014, the Boards of Directors of Kearny MHC (the majority stockholder of the Company), the Company and the Bank adopted a Plan of Conversion and Reorganization (the “Plan”). Pursuant to the Plan, Kearny MHC will convert from the mutual holding company form of organization to the fully public form. Kearny MHC will be merged into the Company, and Kearny MHC will no longer exist. The Company will then merge into a new Maryland corporation, also named Kearny Financial Corp., which will become the holding company for the Bank.

As part of the conversion, Kearny MHC’s ownership interest in the Company will be offered for sale in a public offering. The existing publicly held shares of the Company, which represent the remaining ownership interest in the Company, will be exchanged for new shares of common stock of the new Maryland corporation. The exchange ratio will ensure that immediately after the conversion and public offering, the public shareholders of the Company will own the same aggregate percentage of common stock of the new Maryland corporation that they owned immediately prior to the completion of the conversion and public offering (excluding shares purchased in the stock offering and cash received in lieu of fractional shares).

When the conversion and public offering are completed, all of the capital stock of the Bank will be owned by the new Maryland corporation. The Plan provides for the establishment, upon the completion of the conversion, of special “liquidation accounts” for the benefit of certain depositors of the Bank in an amount equal to the greater of Kearny MHC’s ownership interest in the retained earnings of the Company as of the date of the latest balance sheet contained in the prospectus or the value of the net assets of Kearny MHC as of the date of the latest statement of financial condition of Kearny MHC prior to the consummation of the conversion (excluding its ownership of the Company).

Following the completion of the conversion, under the rules of the Federal Reserve Bank (“FRB”), the Bank will not be permitted to pay dividends on its capital stock to the Company, its sole shareholder, if the Company’s shareholders’ equity would be reduced below the amount of the liquidation accounts. The liquidation accounts will be reduced annually to the extent that eligible account holders have reduced their qualifying deposits. Subsequent increases will not restore an eligible account holder’s interest in the liquidation accounts. Direct costs of the conversion and public offering will be deferred and reduce the proceeds from the shares sold in the public offering. The Company has incurred approximately $1.5 million in such costs through December 31, 2014.

The transactions contemplated by the Plan are subject to approval by the Company’s stockholders (including approval by a majority of the shares held by persons other than the MHC) and the members of the MHC as well as the Board of Governors of the Federal Reserve System.